                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                --------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  March 30, 1997


                         Cascade Communications Corp.
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            (Exact name of Registrant as specified in its charter)



          Delaware                      0-24578              04-3099677
-------------------------------        ------------       ------------------
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
 Incorporation or Organization)        File Number)       Identification No.)


5 Carlisle Road
Westford, Massachusetts                                          01886
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(Address of Principal Executive Offices)                       (Zip Code)



      Registrant's telephone number, including area code:  (508) 692-2600
                                                           --------------


         Total number of sequentially numbered pages in this filing, including exhibits thereto: __
                       Exhibit Index Located on Page __
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Item 5. Other Events.

        On March 30, 1997, Cascade Communications Corp. ("Cascade") and Ascend Communications, Inc. ("Ascend") announced in a joint press release that they had signed a definitive merger agreement pursuant to which a wholly-owned subsidiary
of Ascend will merge with and into Cascade.   Cascade shall survive the merger
and become a wholly-owned subsidiary of Ascend. A copy of the press release is attached hereto as Exhibit 99.1.
                   ------------



                                       2
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Item 7. Financial Statements and Exhibits.

        (a)  Financial Statements of Business Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.



Exhibit No.                  Description
-----------      -----------------------------------
   99.1          Press Release dated March 30, 1997.

                                       3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CASCADE COMMUNICATIONS CORP.
                                       (Registrant)



Date:  April 8, 1997                   By:   /s/ Paul E. Blondin
                                           ----------------------
                                           Paul E. Blondin
                                           Vice President Finance and
                                           Administration,
                                           Chief Financial Officer

                                       4
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                                 EXHIBIT INDEX
                                 -------------


                                                                Page Number in
                                                                 Sequentially
Exhibit No.                     Description                      Numbered Copy
-----------                     -----------                     --------------
99.1             Press Release dated March 30, 1997.